UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 9/30

Date of reporting period:    9/30/13

Item 1.  Reports to Stockholders.

Class A Shares – LSEAX

Class I Shares – LSEIX

Annual Report

September 30, 2013

1-855-233-8300

www.persimmonfunds.com.

Distributed by Northern Lights Distributors, LLC

Member FINRA

2013 Fund Letter

September 30, 2013

The Persimmon Long/Short Equity Fund (ticker: LSEIX, LSEAX, “PLSF,” “Fund”) is dedicated to delivering alpha through the active allocation of investor capital to a number of complimentary long/short equity strategies. As of September 30, 2013, the Fund is allocated to five sub-advisors that we believe are uniquely positioned to take advantage of current market trends and deliver superior risk-adjusted performance.

The investment team at Persimmon continues to focus on its objective of actively managing allocations to a mix of long/short equity strategy sub-advisors  that have the potential to produce alpha through both sides of their books. Through the year to date period, the Fund has maintained net exposure consistent with the expected range of 25-75%. As of the end of September, net exposure was 44%.

Since its inception on January 1, the Fund has returned 6.2%. This is roughly in line with the HFRX Equity Hedge Index, which has increased 6.7% this year. However, Fund performance lags the equity markets which have been on a tear through the first nine months of 2013. The S&P 500 has gained 19.8% year-to-date.

Relative to the S&P 500, the inception-to-date returns in the Fund have been disappointing, but have not been entirely unexpected. Persimmon believes that the current equity rally has been driven by multiple expansion supported by the Fed’s QE program rather than by fundamentals. The 19% gain in the S&P 500 has been in spite of relatively anemic GDP growth and unimpressive earnings growth. This momentum-led growth has driven equity markets to new highs, but has created a difficult investing environment for strategies focused on fundamental analysis, and especially those strategies that include short-selling equities. Persimmon believes the Fund’s conservative positioning holds the potential to preserve capital during market drawdowns. The investment team at Persimmon seeks to control risk and preserve capital. This may allow PLSF to outperform the overall equity market over a longer time horizon.

We will continue to actively manage our sub-advisor relationships to deliver a product that we believe will perform well in various market environments. In the meantime, we encourage you to review our prospectus, fact sheets, and to reach out to the management team with any questions you may have.

Sincerely,

The Persimmon Capital Management Investment Team

PROSPECTUS OFFERING

Investors should carefully consider the investment objectives, risks, charges and expenses of the Persimmon Long Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.persimmonfunds.com or by calling 855-233-8300. The prospectus should be read carefully before investing. The Persimmon Long Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Persimmon Capital Management, LP is not affiliated with Northern Lights Distributors, LLC.

RISK DISCLOSURE

Mutual Funds involve risk including the possible loss of principal.

The Fund will invest a percentage of its assets in derivatives and options contracts.  The use of such investments and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities of the underlying those derivatives.  The Fund may experience losses that exceed those experienced by funds that do not use options and derivatives.

The Fund may invest in high yield or junk bonds which present a greater risk than bonds of higher quality.  Other risks include credit risks and investments in fixed income securities that may be subject to default, prepayment and interest rate changes.  The Fund may also invest in U.S treasury obligations and securities issued by federal agencies and U.S. government sponsorship.

Investments in foreign securities and emerging markets involve risks not generally associated with investments in securities of U.S. companies including currency rate changes, sovereign debt risk, political, social and economic conditions, accurate company information, foreign control on investment and market operations including banks and security depositories.  These risks may be greater in emerging markets and less developed countries.

ETNs and ETFs are subject to investment strategy risks and expenses which are indirectly paid by the Fund.  The value of small or medium capitalization equities and issuers may be subject to more erratic market movements than those of larger more established companies and issuers.  Furthermore, the use short positions can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price.

Persimmon Long/Short Fund
Portfolio Review (Unaudited)
September 30, 2013

The Fund's performance figures* for the period ended September 30, 2013, as compared to its benchmark:
Since Inception**
Persimmon Long Short Fund - Class A	6.00%
Persimmon Long Short Fund - Class A with Load ***	0.67%
Persimmon Long Short Fund - Class I	6.20%
S&P 500 Total Return Index ****	19.79%

Comparison of the Change in Value of a $10,000 Investment

*  The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-233-8300.

** The Persimmon Long/Short Fund Commenced operations on December 31, 2012.
*** Class A with load total return is calculated using the maximum sales charge of 5.00%.

**** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Ten Holdings by Industry	% of Net Assets
Retail	10.0%
Commercial Services	8.0%
Apparel	5.5%
Oil & Gas	5.3%
Software	5.2%
Internet	4.2%
Transportation	4.2%
Computers	3.8%
Telecommunications	3.3%
Other, Cash & Cash Equivalents	50.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS
September 30, 2013
Shares		Fair Value
	COMMON STOCKS - 84.7%
	AEROSPACE / DEFENSE - 0.7%
1,471	TransDigm Group, Inc.	$ 204,028

	APPAREL - 5.5%
7,243	Crocs Inc. *	98,577
6,795	Deckers Outdoor Corp. *	447,926
2,891	Hanesbrands, Inc.	180,138
28,788	Quiksilver, Inc. *	202,380
808	Ralph Lauren Corp.	133,102
2,153	Under Armour, Inc. - Cl. A *	171,056
4,925	Wolverine World Wide, Inc.	286,783
		1,519,962
	AUTO MANUFACTURERS - 0.9%
7,445	General Motors Co. *	267,797

	AUTO PARTS & EQUIPMENT - 0.9%
1,882	Goodyear Tire & Rubber Co./The *	42,251
2,858	TRW Automotive Holdings Corp. *	203,804
		246,055
	BANKS - 1.6%
4,424	Citigroup, Inc.	214,608
2,599	Signature Bank *	237,860
		452,468
	BEVERAGES - 0.7%
1,815	Constellation Brands, Inc. *	104,181
1,867	Monster Beverage Corp. *	97,551
		201,732
	BIOTECHNOLOGY - 0.6%
3,999	Onconova Therapeutics, Inc. *	105,853
1,327	Puma Biotechnology, Inc. *	71,207
		177,060
	BUILDING MATERIALS - 0.3%
5,110	Louisiana-Pacific Corp. *	89,885

	CHEMICALS - 3.3%
830	CF Industries Holdings, Inc.	174,989
6,050	Chemtura Corp. *	139,090
900	Eastman Chemical Co.	70,110
5,802	Huntsman Corp.	119,579
2,250	LyondellBasell Industries NV	164,767
2,220	Methanex Corp.	113,819
3,664	Taminco Corp. *	74,379
960	Valspar Corp.	60,893
		917,626
	COAL - 0.3%
2,310	CONSOL Energy Inc.	77,732

	COMMERCIAL SERVICES - 8.0%
1,084	ADT Corp.	44,075
2,065	Advisory Board Co. *	122,826
29,110	Command Security Corp. *	42,064

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares		Fair Value
	COMMERCIAL SERVICES - 8.0% (Continued)
7,224	Electro Rent Corp.	$ 131,043
7,746	ExamWorks Group Inc. *	201,319
1,470	FirstService Corp.	57,095
1,844	H&E Equipment Services Inc. *	48,977
9,689	Hackett Group, Inc.	69,083
6,339	Hertz Global Holdings, Inc. *	140,472
1,808	Huron Consulting Group, Inc. *	95,119
5,538	Leidos Holdings, Inc.	252,067
3,570	Macquarie Infrastructure Co. LLC	191,138
2,770	Moody's Corp.	194,814
5,070	Quanta Services, Inc. *	139,476
3,164	Science Applications International Corp. *	106,795
4,788	ServiceSource International, Inc. *	57,839
473	Stantec, Inc.	24,222
2,260	United Rentals, Inc. *	131,735
3,802	Western Union Co.	70,945
25,460	Xueda Education Group - ADR	107,441
		2,228,545
	COMPUTERS - 3.8%
1,128	Apple, Inc.	537,774
3,824	Computer Sciences Corp.	197,854
1,748	FleetMatics Group PLC *	65,637
1,584	IHS Inc. - Cl. A *	180,861
810	Stratasys Ltd. *	82,021
		1,064,147
	COSMETICS / PERSONAL CARE - 0.1%
262	Estee Lauder Cos, Inc.	18,314

	DISTRIBUTION / WHOLESALE - 1.0%
8,862	LKQ Corp. *	282,343

	DIVERSIFIED FINANCIAL SERVICE - 2.3%
677	Affiliated Managers Group, Inc. *	123,647
11,346	BGC Partners Inc. - Cl. A	64,105
4,012	FXCM Inc. - Cl. A	79,237
1,475	Portfolio Recovery Associates, Inc. *	88,412
1,175	Virtus Investment Partners, Inc. *	191,102
2,143	WageWorks, Inc. *	108,114
		654,617
	ELECTRICAL COMPONETS & EQUIPMENT - 0.4%
2,120	AMETEK, Inc.	97,562

	ELECTRONICS - 0.3%
1,518	FARO Technologies, Inc. *	64,014
1,066	InvenSense, Inc. - Cl. A *	18,783
		82,797
	ENERGY - ALTERNATE SOURCES - 0.2%
1,950	Pattern Energy Group Inc. - Cl. A *	45,630

	ENGINEERING & CONSTRUCTION - 0.3%
2,840	MasTec, Inc. *	86,052

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares		Fair Value
	ENTERTAINMENT - 1.2%
4,038	Penn National Gaming, Inc. *	$ 223,544
7,577	Scientific Games Corp. *	122,520
		346,064
	ENVIRONMENTAL CONTROL - 0.5%
2,842	Waste Connections, Inc.	129,055

	FOOD - 2.5%
967	Fresh Market, Inc. *	45,749
2,686	Hormel Foods Corp.	113,134
3,223	Ingredion Inc.	213,266
7,000	Pinnacle Foods Inc.	185,290
4,104	Safeway Inc.	131,287
		688,726
	FOREST PRODUCTS & PAPER - 0.2%
755	Domtar Corp.	59,962

	HAND / MACHINE TOOLS - 1.0%
3,028	Stanley Black & Decker Inc.	274,246

	HEALTHCARE - PRODUCTS - 0.2%
2,279	Masimo Corp.	60,713

	HOME FURNISHINGS - 2.2%
7,391	Sony Corp.	159,054
10,349	Tempur Sealy International, Inc. *	454,942
		613,996
	INSURANCE - 1.5%
1,653	Ambac Financial Group, Inc. *	29,985
2,936	American International Group, Inc.	142,778
6,474	Greenlight Capital Re, Ltd. - Cl. A *	184,121
3,783	Third Point Reinsurance Ltd. *	54,816
		411,700
	INTERNET - 4.2%
347	eBay Inc. *	19,359
2,299	HomeAway, Inc. *	64,372
7,200	Internap Network Services Corp. *	50,040
5,053	Liquidity Services, Inc. *	169,579
2,397	OpenTable, Inc. *	167,742
1,908	RetailMeNot, Inc. *	67,868
1,197	SPS Commerce, Inc. *	80,103
2,384	Stamps.com, Inc. *	109,497
6,790	VeriSign, Inc. *	345,543
2,595	Yahoo! Inc. *	86,050
		1,160,153
	IRON / STEEL - 0.2%
3,350	Commercial Metals Co.	56,783

	LEISURE TIME - 1.2%
7,404	Black Diamond, Inc. *	90,033
1,919	Polaris Industries, Inc.	247,896
		337,929

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares		Fair Value
	LODGING - 1.7%
1,501	Las Vegas Sands Corp.	$ 99,697
786	Melco Crown Entertainment Ltd. - ADR *	25,018
15,169	Morgans Hotel Group Co. *	116,650
17,345	Orient-Express Hotels Ltd. - Cl. A *	225,138
		466,503
	MACHINERY - DIVERSIFIED - 1.4%
1,089	Cummins, Inc.	144,695
1,275	Graco, Inc.	94,426
283	Middleby Corp. *	59,122
890	Rockwell Automation, Inc.	95,177
		393,420
	MEDIA - 0.7%
2,043	Nielsen Holdings NV	74,467
1,690	Starz - Liberuity Capital *	47,540
1,271	Time Warner Inc.	83,645
		205,652
	METAL FABRICATE / HARDWARE - 0.1%
1,559	Rexnord Corp. *	32,427

	MINING - 0.9%
19,040	Augusta Resource Corp. *	39,032
6,040	Constellium NV - Cl. A *	117,176
1,330	Royal Gold, Inc.	64,718
1,460	Silver Wheaton Corp.	36,164
		257,090
	MISCELLANEOUS MANUFACTURING - 0.3%
1,071	Eaton Corp. PLC	73,728

	OFFICE / BUSINESS EQUIPMENT - 0.1%
1,318	Pitney Bowes Inc.	23,974

	OIL & GAS - 5.3%
2,740	Anadarko Petroleum Corp.	254,793
1,880	Athlon Energy, Inc. *	61,476
4,370	Cabot Oil & Gas Corp.	163,088
4,150	Chesapeake Energy Corp.	107,402
8,940	Cobalt International Energy, Inc. *	222,248
1,320	Concho Resources, Inc. *	143,629
520	EOG Resources, Inc.	88,026
2,850	Gulfport Energy Corp. *	183,369
1,202	Hess Corp.	92,963
903	Murphy Oil Corp.	54,469
2,160	Rosetta Resources, Inc. *	117,633
		1,489,096
	OIL & GAS SERVICES - 1.6%
745	Core Laboratories NV	126,062
1,348	Dril-Quip, Inc. *	154,683
3,010	Frank's International NV *	90,089
1,050	Geospace Technologies Corp. *	88,515
		459,349
	PACKAGING & CONTAINERS - 0.4%
1,140	Packaging Corp. of America	65,083
430	Rock Tenn Co.	43,546
		108,629

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares		Fair Value
	PHARMACEUTICALS - 0.6%
1,937	BioMarin Pharmaceutical Inc. *	$ 139,890
1,390	Endocyte, Inc. *	18,529
		158,419
	PIPELINES - 0.4%
1,820	SemGroup Corp.	103,776

	REITS - 1.3%
24,530	FelCor Lodging Trust Inc. *	151,105
6,306	Ryman Hospitality Properties, Inc.	217,620
		368,725
	RETAIL - 10.0%
6,012	Abercrombie & Fitch Co.	212,644
25,257	Aeropostale, Inc. *	237,416
2,243	BJ's Restaurants, Inc. *	64,419
535	Chipotle Mexican Grill, Inc. - Cl. A *	229,355
1,006	Chuy's Holdings Inc. *	36,105
15,989	Dominion Diamond Corp. *	194,906
5,251	Fifth & Pacific Cos, Inc. *	131,958
814	Finish Line, Inc.	20,244
11,384	Francesca's Holdings Corp. *	212,198
3,037	GameStop Corp. - Cl. A	150,787
11,673	JC Penney Co. Inc., *	102,956
1,835	Macy's Inc.	79,400
2,388	McDonald's Corp.	229,750
693	Panera Bread Co. *	109,861
1,296	Papa John's International, Inc.	90,564
3,006	Restoration Hardware Holdings, Inc. *	190,430
2,171	Starbucks Corp.	167,102
1,935	Tiffany & Co.	148,260
3,312	Tim Hortons, Inc.	192,096
		2,800,451
	SAVINGS & LOANS - 0.8%
2,370	BofI Holding, Inc. *	153,718
5,000	TFS Financial Corp. *	59,850
		213,568
	SEMICONDUCTORS - 0.2%
924	Hittite Microwave Corp. *	60,383

	SOFTWARE - 5.2%
98	ANSYS, Inc. *	8,479
200	CA, Inc.	5,934
458	Concur Technologies, Inc. *	50,609
8,311	Electronic Arts, Inc. *	212,346
5,009	Envestnet, Inc. *	155,279
4,435	Microsoft Corp.	147,730
9,815	Monotype Imaging Holdings, Inc.	281,298
6,515	RealPage, Inc. *	150,887
1,530	Solera Holdings, Inc.	80,891
381	Tableau Software, Inc. - Cl. A *	27,142
1,430	Take-Two Interactive Software, Inc. *	25,969
985	Ultimate Software Group Inc. *	145,189
6,750	VeriFone Systems, Inc. *	154,305
		1,446,058

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares			Fair Value
	TELECOMMUNICATIONS - 3.4%
10,230	Comverse, Inc. *		$ 326,849
29,594	Corning, Inc.		431,777
2,750	Extreme Networks, Inc. *		14,355
877	InterDigital, Inc.		32,738
1,123	IPG Photonics Corp.		63,236
6,660	ORBCOMM, Inc. *		35,098
2,724	Polycom, Inc. *		29,746
			933,799
	TRANSPORTATION - 4.2%
810	Canadian Pacific Railway Ltd.		99,873
5,621	Echo Global Logistics, Inc. *		117,704
3,628	FedEx Corp.		413,991
950	Genesee & Wyoming Inc. *		88,321
1,440	JB Hunt Transport Services, Inc.		105,019
4,240	Old Dominion Freight Line, Inc. *		194,998
1,880	Roadrunner Transportation Systems, Inc. *		53,091
2,760	Saia Inc. *		86,057
			1,159,054

	TOTAL COMMON STOCKS (Cost - $20,500,565)		23,607,780

Number of
Contracts		Expiration
	PURCHASED OPTIONS - 0.1%
	PURCHASED CALL OPTIONS - 0.1%
64	Cobalt International, Inc. @ 27.50 *	Jan-14	14,208
13	Liquidity Services, Inc. @ $30.00 *	Mar-14	7,475
	TOTAL PURSHASED OPTIONS (Cost - $24,994)		21,683
Shares
	SHORT-TERM INVESTMENTS - 17.3%
	MONEY MARKET FUND - 17.3%
4,829,683	Dreyfus Cash Management Institution Shares - 0.04%
	(Cost - $4,829,683) (a) +		4,829,683

	TOTAL INVESTMENTS - 102.1% (Cost - $25,355,242) (c)		$ 28,459,146
	OTHER LIABILITIES LESS ASSETS - (2.1) %		(572,702)
	NET ASSETS - 100.0%		$ 27,886,444

	SECURITIES SOLD SHORT - (40.3) %
	COMMON STOCKS - (33.1) %
	AGRICULTURE - (0.4) %
(1,324)	Philip Morris International Inc.		$ (114,645)

	APPAREL - (1.3) %
(1,022)	Carter's, Inc.		(77,560)
(2,915)	Hanesbrands, Inc.		(181,634)
(579)	Michael Kors Holdings Ltd. *		(43,147)
(1,098)	Wolverine World Wide, Inc.		(63,937)
			(366,278)
	AUTO MANUFACTURERS - (0.7) %
(10,627)	Ford Motor Co.		(179,277)

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares		Fair Value
	BEVERAGES - (0.5) %
(3,399)	Coca-Cola Enterprises, Inc.	$ (136,674)
(187)	Molson Coors Brewing Co.	(9,374)
		(146,048)
	BIOTECHNOLOGY - (0.2) %
(8,638)	Arena Pharmaceuticals, Inc. *	(45,522)

	CHEMICALS - (0.6) %
(1,770)	Albemarle Corp.	(111,404)
(2,090)	American Vanguard Corp.	(56,263)
		(167,667)
	COMMERCIAL SERVICES - (0.6) %
(7,401)	Ambow Education Holding Ltd. - ADR (b) *	(7,029)
(5,803)	Valassis Communications, Inc.	(167,591)
		(174,620)
	COMPUTERS - (0.8) %
(2,900)	Hewlett-Packard Co.	(60,842)
(388)	International Business Machines Corp.	(71,850)
(703)	j2 Global, Inc.	(34,813)
(1,534)	Seagate Technology PLC	(67,097)
		(234,602)
	COSMETICS / PERSONAL CARE - (1.1) %
(3,300)	Avon Products Inc.	(67,980)
(2,088)	Colgate-Palmolive Co.	(123,818)
(1,578)	Procter & Gamble Co.	(119,281)
		(311,079)
	DISTRIBUTION / WHOLESALE - (0.2) %
(1,010)	Fastenal Co.	(50,753)

	DIVERSIFIED FINANCIAL SERVICES - (0.3) %
(8,186)	Calamos Asset Management, Inc. - Cl. A	(81,778)

	ELECTRIC - (0.5) %
(2,000)	National Fuel Gas Co.	(137,520)

	ELECTRICAL COMPONENTS & EQUIPMENT - (1.3) %
(1,970)	Emerson Electric Co.	(127,459)
(1,975)	Energizer Holdings Inc.	(180,021)
(7,720)	GrafTech International Ltd. *	(65,234)
		(372,714)
	ENERGY - ALTERNATE SOURCES - (0.0) %
(906)	Amyris, Inc. *	(2,093)
(101)	SolarCity Corp. *	(3,495)
		(5,588)
	FOOD - (0.6) %
(257)	Fairway Group Holdings Corp. - Cl. A *	(6,569)
(1,200)	General Mills, Inc.	(57,504)
(1,406)	Kroger Co.	(56,718)
(361)	Safeway, Inc.	(11,548)
(383)	Sanderson Farms, Inc.	(24,987)
(500)	Sysco Corp.	(15,915)
		(173,241)

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares		Fair Value
	HOME FURNISHINGS - (0.7) %
(6,535)	DTS Inc. *	$ (137,235)
(1,129)	iRobot Corp. *	(42,529)
		(179,764)
	HOUSEHOLD PRODUCTS / WARES - (1.2) %
(430)	Jarden Corp. *	(20,812)
(1,592)	Kimberly-Clark Corp.	(149,998)
(1,030)	Tumi Holdings, Inc. *	(20,755)
(1,782)	Tupperware Brands Corp.	(153,911)
		(345,476)
	INSURANCE - (0.3) %
(1,716)	HCI Group, Inc.	(70,081)

	INTERNET - (1.3) %
(4,048)	Angie's List, Inc. *	(91,080)
(4,747)	Blue Nile, Inc. *	(194,295)
(69)	Netflix, Inc. *	(21,335)
(4,946)	ReachLocal, Inc. *	(58,907)
		(365,617)
	IRON / STEEL - (0.1) %
(1,200)	Schnitzer Steel Industries, Inc.	(33,048)

	LEISURE TIME - (0.2) %
(373)	Brunswick Corp.	(14,886)
(334)	Polaris Industries, Inc.	(43,146)
		(58,032)
	LODGING - (0.0) %
(655)	Hyatt Hotels Corp. - Cl. A *	(28,139)

	MACHINERY - CONSTRUCTION & MINING - (0.7) %
(1,382)	Caterpillar Inc.	(115,217)
(3,680)	Manitowoc Co. Inc.	(72,054)
		(187,271)
	MEDIA - (0.1) %
(1,418)	Gannett Co. Inc.	(37,988)

	MINING - (1.1) %
(13,080)	Alcoa Inc.	(106,210)
(1,450)	AngloGold Ashanti Ltd.	(19,256)
(6,760)	Barrick Gold Corp.	(125,871)
(2,090)	Globe Specialty Metals, Inc.	(32,207)
(6,110)	Gold Fields Ltd.	(27,923)
		(311,467)
	MISCELLANEOUS MANUFACTURING - (0.6) %
(3,690)	Textron Inc.	(101,881)
(1,680)	Trinity Industries, Inc.	(76,188)
		(178,069)
	OIL & GAS - (4.8) %
(1,440)	Apache Corp.	(122,602)
(4,490)	Approach Resources, Inc. *	(117,997)
(4,560)	Bill Barrett Corp. *	(114,502)
(5,770)	Chesapeake Energy Corp.	(149,328)

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares		Fair Value
	OIL & GAS - (4.8) % (Continued)
(2,770)	ConocoPhillips	$ (192,543)
(1,850)	Devon Energy Corp.	(106,856)
(9,020)	Encana Corp.	(156,317)
(10,130)	Northern Oil and Gas, Inc. *	(146,176)
(2,280)	Oasis Petroleum, Inc. *	(112,016)
(5,420)	Ultra Petroleum Corp. *	(111,489)
		(1,329,826)
	OIL & GAS SERVICES - (0.5) %
(520)	CARBO Ceramics Inc.	(51,537)
(3,279)	Thermon Group Holdings, Inc. *	(75,778)
		(127,315)
	PHARMACEUTICALS - (0.3) %
(225)	USANA Health Sciences Inc. *	(19,528)
(7,875)	Vivus, Inc. *	(73,395)
		(92,923)
	REIT - (0.2) %
(2,650)	Host Hotels & Resorts, Inc.	(46,826)

	RETAIL - (5.9) %
(1,361)	Bed Bath & Beyond Inc. *	(105,287)
(2,551)	Bloomin' Brands, Inc. *	(60,229)
(1,701)	Brinker International, Inc.	(68,942)
(361)	Buffalo Wild Wings, Inc. *	(40,150)
(1,747)	Cheesecake Factory, Inc.	(76,781)
(520)	Conn's, Inc. *	(26,021)
(362)	Dick's Sporting Goods, Inc.	(19,324)
(358)	Dillard's, Inc.	(28,031)
(615)	Dollar General Corp. *	(34,723)
(7,702)	Fred's, Inc.	(120,536)
(3,905)	GameStop Corp. - Cl. A	(193,883)
(2,671)	Gap, Inc.	(107,588)
(420)	hhgregg, Inc. *	(7,522)
(557)	L Brands, Inc.	(34,033)
(1,302)	Lululemon Athletica, Inc. *	(95,163)
(500)	Macy's, Inc.	(21,635)
(1,789)	McDonald's Corp.	(172,120)
(1,689)	Nordstrom, Inc.	(94,922)
(61)	Panera Bread Co. *	(9,670)
(351)	PetSmart, Inc.	(26,767)
(934)	Restoration Hardware Holdings, Inc. *	(59,169)
(1,646)	rue21, inc *	(66,400)
(1,658)	Vera Bradley, Inc. *	(34,088)
(2,419)	Vitamin Shoppe, Inc. *	(105,831)
(766)	Williams-Sonoma, Inc.	(43,049)
		(1,651,864)
	SEMICONDUCTORS - (0.8) %
(9,457)	Intel Corp.	(216,754)

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Shares			Fair Value
		SOFTWARE - (1.2) %
(8,734)		Activision Blizzard, Inc.	$ (145,596)
(3,297)		Microsoft Corp.	(109,823)
(898)		Rosetta Stone, Inc. *	(14,574)
(2,081)		Tangoe, Inc. *	(49,653)
			(319,646)
		TELECOMMUNICATIONS - (0.1) %
(597)		NETGEAR, Inc. *	(18,423)

		TOYS GAMES HOBBIES - (1.3) %
(6,398)		Hasbro, Inc.	(301,602)
(1,135)		Mattel, Inc.	(47,511)
			(349,113)
		TRANSPORTATION - (2.6)%
(830)		Atlas Air Worldwide Holdings, Inc. *	(38,271)
(2,340)		CH Robinson Worldwide, Inc.	(139,370)
(3,170)		CSX Corp.	(81,596)
(2,860)		Hub Group, Inc. *	(112,198)
(1,460)		Landstar System, Inc.	(81,731)
(2,140)		Norfolk Southern Corp.	(165,529)
(4,270)		Werner Enterprises, Inc.	(99,619)
			(718,314)

	TOTAL COMMON STOCKS SOLD SHORT (Proceed - $8,998,775)		(9,227,288)

		EXCHANGE TRADED FUNDS - (7.2) %
(4,840)		Consumer Staples Select Sector SPDR Fund	(192,632)
(10,086)		iShares Russell 2000 ETF	(1,075,369)
(2,244)		iShares Russell 2000 Growth ETF	(282,385)
(1,932)		SPDR S&P 500 ETF Trust	(324,769)
(1,709)		SPDR S&P Retail ETF	(140,258)
	TOTAL EXCHANGED TRADED FUNDS SOLD SHORT (Proceed - $1,902,480)		(2,015,413)

	TOTAL SECURITIES SOLD SHORT (Proceed - $10,901,255) (c)		$ (11,242,701)

Number
of Contracts		Expiration
		WRITTEN OPTIONS - (0.0) %
		WRITTEN CALL OPTIONS - (0.0) %
(64)	Cobalt International, Inc. @ $37.50 * (Premiums - $3,934)	Jan-14	$ (3,040)

ADR		American Depositary Receipt.
*		Non-income producing security.
+		All or part of the security was held as collateral for securities sold short as of September 30, 2013.
(a)		Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.
(b)		The value of this security has been determined in good faith under the polices of the Board of Trustees.
(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (including securities sold short and options) i
	is $15,026,482 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 3,741,902
		Unrealized Depreciation:	(1,554,980)
		Net Unrealized Appreciation:	$ 2,186,922

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

ASSETS
Investment securities:
At cost	$ 25,355,242
At fair value	$ 28,459,146
Segregated cash at broker	10,918,856
Receivable for securities sold	684,435
Dividends and Interest receivable	4,703
Prepaid expenses and other assets	6,714
TOTAL ASSETS	40,073,854

LIABILITIES
Securities sold short, at value (proceeds $10,901,255)	11,242,701
Options written, at value (premiums received $3,934)	3,040
Due to custodian	46,846
Payable for investments purchased	581,881
Payable for Fund shares repurchased	235,000
Investment advisory fees payable	60,629
Accrued expenses and other liabilities	17,313
TOTAL LIABILITIES	12,187,410
NET ASSETS	$ 27,886,444

Composition of Net Assets:
Paid in capital	$ 26,379,338
Accumulated net investment loss	(455,265)
Accumulated net realized loss from investments	(800,981)
Net unrealized appreciation of investments	2,763,352
NET ASSETS	$ 27,886,444

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 2,649
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	250
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)	$ 10.60
Maximum offering price per share
(net asset value plus maximum sales charge of 5.00%) (b)	$ 11.16

Class I Shares:
Net Assets	$ 27,883,795
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,625,486
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 10.62

(a) The fund will impose a 1.00% redemption fee for any redemptions of fund shares occurring within 60 days of purchase.
(b) On investment of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF OPERATIONS
For the Period Ended September 30, 2013 (a)

INVESTMENT INCOME
Dividends (Net of foreign withholding tax of $1,160)	$ 195,275
Interest	564
TOTAL INVESTMENT INCOME	195,839

EXPENSES
Advisor fees	455,584
Dividend paid on securities sold short	122,401
Interest expenses	60,073
Legal fees	46,574
Administrative services fees	40,812
Custodian fees	26,182
Compliance officer fees	23,091
Accounting services fees	21,164
Audit fees	16,500
Printing and postage expenses	11,495
Trustees fees and expenses	11,057
Transfer agent fees	10,027
Registration fees	6,368
Insurance expense	3,478
Other expenses	3,253
TOTAL EXPENSES	858,059
Less: Fees waived by the Advisor	(128,577)
NET EXPENSES	729,482

NET INVESTMENT LOSS	(533,643)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	818,452
Securities sold short	(1,406,048)
Options contracts purchased	(134,553)
Options contracts written	(448)
Foreign currency transactions	(6)
Net Realized Loss	(722,603)

Net change in unrealized appreciation (depreciation) on:
Investments	3,107,215
Options contracts purchased	(3,311)
Securities sold short	(341,446)
Options contracts written	894
Net Change in Unrealized Appreciation	2,763,352

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,040,749

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,507,106

(a)	The Persimmon Long/Short Fund commenced operations on December 31, 2012.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
September 30, 2013 (a)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (533,643)
Net realized loss on investments	(722,603)
Net change in unrealized appreciation (depreciation) on investments	2,763,352
Net increase in net assets resulting from operations	1,507,106

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	40,485
Class I	26,939,073
Payments for shares redeemed:
Class A	(40,190)
Class I	(560,030)
Net increase from shares of beneficial interest transactions	26,379,338

NET INCREASE IN NET ASSETS	27,886,444

NET ASSETS
Beginning of Period	-
End of Period *	$ 27,886,444
*Includes accumulated net investment loss of:	$ (455,265)

SHARE ACTIVITY
Class A:
Shares Sold	4,052
Shares Redeemed	(3,802)
Net increase in shares of beneficial interest outstanding	250

Class I:
Shares Sold	2,678,898
Shares Redeemed	(53,412)
Net increase in shares of beneficial interest outstanding	2,625,486

(a)	The Persimmon Long/Short Fund commenced operations on December 31, 2012.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

	Class A	Class I
	Period Ended	Period Ended
	September 30, 2013	September 30, 2013
Net asset value, beginning of period (1)	$ 10.00	$ 10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.23)	(0.22)
Net realized and unrealized gain on investments	0.83	0.84
Total from investment operations	0.60	0.62

Net asset value, end of period	$ 10.60	$ 10.62

Total return (3,4)	6.00%	6.20%

Net assets, at end of period (000s)	$ 3	$ 27,884

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (5,6)	4.96%	4.71%
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (6)	4.25%	4.00%

Ratio of net investment loss to average net assets (6,7)	(2.94)%	(2.93)%

Portfolio Turnover Rate (4)	203%	203%

Other data:

Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (5,6)	3.95%	3.70%

Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (6)	3.24%	2.99%

(1) The Fund commenced operations on December 31, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(4) Not annualized.
(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(6) Annualized for periods less than one full year.
(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

The Persimmon Long Short Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on December 31, 2012. The Fund’s seeks to achieve long-term capital appreciation.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1% redemption fee on redemptions made with 60 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

All investments in securities are recorded at their estimated fair values. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale at the mean between the current bid and ask price on the valuation date.   Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between the current bid and ask prices on the valuation date. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team or committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-advisers, the

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-advisers to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-advisers is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs, The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarch under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available and may require significant management judgment or estimation.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stocks	$ 23,607,780	$ -	$ -	$ 23,607,780
Short-Term Investments	4,829,683	-	-	4,829,683
Purchase Call Options	21,683	-	-	21,683
Total Investments	$ 28,459,146	$ -	$ -	$ 28,459,146

Liabilities
Securities Sold Short
Common Stocks	$ (9,220,259)	-	$ (7,029)	$ (9,227,288)
Exchange Traded Funds	(2,015,413)	-	-	(2,015,413)
Written Call Options	(3,040)	$ -	-	(3,040)
Total Securities Sold Short	$ (11,238,712)	$ -	$ (7,029)	$ (11,245,741)

* Refer to the Portfolio of Investments for industry classification.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Common Stock	Total
Beginning Balance 12/31/12 *	$ -	$ -
Total realized gain (loss)	-	-
Appreciation (Depreciation)	9,862	9,862
Cost of Purchases	-	-
Proceeds from Short Sales	(16,891)	(16,891)
Accrued Interest	-	-
Net transfers in/out of level 3	-	-
Ending Balance 9/30/13	$ (7,029)	$ (7,029)

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 Common stock investment was based on information relating to a third-party  purchase of certain shares of the applicable security with a share price of $0.6818 per share. The transaction was noted and discussed at the Funds' Fair Valuation Committee ("Committee') meeting. The Committee concluded that the last sale price of $0.9497 was the best price to use to price the security at fair value given the lack of other information In the market place.

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to level 3 investments still held at September 30, 2013 was $9,862.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment Income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period from December 31, 2012 (commencement of operations) to September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $58,293,450 and $37,792,885, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted $28,803,275 and $39,704,530, respectively.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the period ended September 30, 2013, the Fund had losses of $448, which is included in the net realized gain from Option contracts written in the Statement of Operations.  For the period from December 31, 2012 (commencement of operations) to September 30, 2013, the Fund had losses of $134,553, which is included in the net realized loss from Option contracts purchased in

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

the Statement of Operations. Net change in unrealized appreciation (depreciation) in the statement of operations includes $894 of net unrealized gains on option contracts written and ($3,311) of net unrealized losses on option contracts purchased for the period from December 31, 2012 (commencement of operations) to September 30, 2013.

The number of option contracts written and the premiums received by the Fund for the period from December 31, 2012 (commencement of operations) to September 30, 2013, were as follows:

	Put Options		Call Options
	Number of	Premiums	Number of	Premiums
Written Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	-	$ -	-	$ -
Options purchased/written	287	40,791	342	24,270
Options closed	(187)	(34,320)	(276)	(20,242)
Options exercised	(70)	(5,002)	-	-
Options expired	(30)	(1,469)	(2)	(94)
Options outstanding, end of period	-	$ -	64	$ 3,934

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.  ;

The derivative instruments outstanding as of September 30, 2013 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

Segregated Cash at Broker – The Fund has $10,918,856 of cash on hand at two prime brokers representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Persimmon Capital Management L.P. serves as the Fund’s investment advisor (the “Advisor”). The Fund’s advisor allocates portions of the Fund’s portfolio to be managed by; Caerus Global Investors LLC, Inflection Partners LLC (“Inflection”), ISF Management, LLC, M.A Weatherbie & Co., Inc., Open Field Capital LLC (“OFC”), Sonica Capital, LLC, and Turner Investment LP (“Turner”). Each serve as a Sub-Advisor (the “Sub-Advisors”). Effective September 9, 2013 and September 30, 2013, Inflection and OFC no longer serve as Sub-Advisor to the Fund, respectively. The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. GFS received $72,003 of fees from the Fund for the period from December 31, 2012 (commencement of operations) to September 30, 2013.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rate 2.50%. Pursuant to each sub-advisory agreement between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a percentage of the net assets of their managed allocated portion. The Sub-Advisors are paid by the Advisor not the Fund.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least January 31, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short or extraordinary expenses such as litigation) will not exceed 3.24% and 2.99% of the daily average net assets attributable to each of the Class A  and Class I shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the period ended September 30, 2013, the advisor waived fees and reimbursed expenses in the amount of $128,577 that may be subject to recapture through September 30, 2016.  ;

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended September 30, 2013, pursuant to the Plan, Class A shares paid $50.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund. Compliance fees were $23,091 for the period from December 31, 2012 (commencement of operations) to September 30, 2013.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund. For the provision of these services, Gemcom received $11,495 of fees from the Fund for the period from December 31, 2012 (commencement of operations) to September 30, 2013.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

 As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ 467	$ -	$ (223,135)	$ (457,149)	$ 2,186,923	$ 1,507,106

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, adjustments for constructive sales and return of capital distribution.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $457,149.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, dividend expense on short sales, and adjustments for partnerships, return of capital distribution, and capitalization of in lieu dividend payments made in connection with short sales of stock, resulted in reclassification for the period from December 31, 2012 (commencement of operations) to September 30, 2013 as follows:

.

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ -	$ 78,378	$ (78,378)

6. REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount of shareholders sell their share after holding them for less than sixty days. The redemption fee is paid directly to the Fund from which the redemption is made. For the period from December 31, 2012 (commencement of operations) to September 30, 2013, the Fund did not have any redemption fees.

7. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund Section 2(a) (9) of the Act.  As of September 30, 2013, Gregory Horn held approximately 100% of the voting securities of Class A.

8.  UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Dreyfus Cash Management Institution Shares - Money Market Portfolio, (the “Dreyfus Money Market Fund”).  The Fund may redeem its investment from the Dreyfus Cash Management at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Dreyfus Money Market Fund. The financial statements of the Dreyfus Money Market Fund, including the portfolio of investments, can be found at www.dreyfus.com or the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of September 30, 2013 the percentage of the Fund’s net assets invested in the Dreyfus Money Market Fund was 17.3%.

9.  RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

Persimmon Long/Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

10.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Effective November 20, 2013, Turner no longer services as a Sub-Advisor to the Fund. Concurrently, Contravisory Investment Management and V2 Capital, LLC were added as Sub-Advisors to the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Persimmon Long/Short Fund a Series of the

Northern Lights Fund Trust III

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities of Persimmon Long/Short Fund (one of the series of funds constituting the Northern Lights Fund Trust III) (the “Fund”) as of September 30, , and the related statements of operations, changes in net assets, and financial highlights for the period from December 31, 2012 (commencement of operations) to September 30, .  The financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of investments as of September 30,  by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Persimmon Long/Short Fund (one of the  series of funds constituting the Northern Lights Fund Trust III) as of September 30, , and the results of its operations, changes in its net assets, and financial highlights for the period from December 31, 2012 (commencement of operations) to September 30, , in conformity with accounting principles generally accepted in the United States of America.

Jenkintown, Pennsylvania

November 26, 2013

Persimmon Long/Short Fund

EXPENSE EXAMPLES (Unaudited)

September 30, 2013

As a shareholder of the Persimmon Long Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, expenses due to securities sold short and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Persimmon Long Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning April 1, 2013 and ending September 30, 2013.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Persimmon Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Actual
Expenses		4/1/13	9/30/2013	4/1/13 – 9/30/13
Class A	4.26%	$1,000.00	$1,049.50	$21.89
Class I	4.01%	$1,000.00	$1,049.40	$20.60
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
Hypothetical
(5% return before expenses)		4/1/13	9/30/2013	4/1/13 – 9/30/13
Class A	4.26%	$1,000.00	$1,005.41	$21.40
Class I	4.01%	$1,000.00	$1,006.67	$20.15

*   Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Approval of Advisory Agreement – Persimmon Long/Short Fund

In connection with a meeting held on November 29, 2013, (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Agreement”) between Persimmon Capital Management, LP (“PCM”) and the Trust, with respect to the Persimmon Long/Short Fund (the “Fund”).  In considering the approval of the Agreement, the Board received materials specifically relating to the Agreement.

The Trustees were assisted by independent legal counsel throughout the Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, such Trustee may have afforded different weight to the various factor sin reaching his conclusions with respect to the Agreement.

Nature, Extent & Quality of Service.  The Board noted that the key personnel of PCM have many years of experience managing hedge funds and individual wealth accounts, and agreed that they possess excellent academic and industry credentials.  The Board discussed that PCM will make decisions relating to capital allocation to sub-advisers, and will perform all due diligence on the Sub-Advisers by evaluating their pedigree, depth/quality of the investment and operation teams, the investment style, philosophy, and risk management process, along with timeliness of strategy, historical return and risk metrics.  They further discussed that PCM will also evaluate capacity of strategy, viability of the Sub-Adviser, operational controls and regulatory and legal history. The Board also noted PCM, in its role as adviser, will establish and monitor sub-adviser guidelines relating to maximum exposure levels and individual positions. The Board concludes that the President of PCM demonstrated an astute and organized approach to supervising the Sub-Advisers and that PCM can provide quality service to the shareholder.

Performance.  The Board noted that PCM manages 2 multi-manager hedge funds, one of which has outperformed its benchmark, the HFN Fund of Funds Multi Strategy, over the past 1 year, 5 year, and 10 year period, and since inception in 2001; the second of which, the HFRX Equity Index, while slightly underperforming its benchmark the past 1 year, has outperformed since inception 2009. The Board concluded that this unique multi-manager strategy has the potential to deliver positive returns for the shareholders.

Fees & Expenses.  The Board noted PCM proposed a management fee of 2.50%, which is on par with the fees charged by the peer group; however, it is a little more than twice that of the Morningstar Category average.  The Trustees considered that the Morningstar Category only includes long/short equity funds and not multi-manager long/short equity funds that would include the additional cost of the Sub-Adviser and its operational expenses.  They also considered that the management fee for quality advisers managing a hedge fund type strategy are expected to be at or above 1.00%.  They agreed that quality hedge fund type managers require a premium.  Given the unique nature of this strategy, the services to be performed by the adviser and the quality of the sub-advisors, the Board concluded that the advisory fee is reasonable.

Economies of Scale.  The Board discussed the anticipated size of the Fund, and its prospects for growth.  The Trustees considered that this unique alternative strategy is still relatively new for mutual funds, and that PCM will require the flexibility to pay underlying sub-advisers.  The Trustees considered the Adviser’s comments regarding the uncertainty of operating cost, industry conditions, and its ability to negotiate lower fees with sub-advisers.  The Trustees concluded that based on the anticipated size of the Fund, breakpoints will not be required during the initial term of the agreement.  However, the Adviser agreed with the Board that as the Fund grows and the Sub-Advisers and Adviser achieve economies of scale, it would be willing to evaluate the implementation of breakpoints. The Board agreed to monitor and address the issue at the appropriate time and would expect the Adviser to work with the Board.

Profitability.  The Board considered the anticipated profits to be realized by PCM in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that because of the anticipated asset levels during the initial term of the agreement, the complex nature of the strategy and level of services the Adviser will be performing with regards to the due diligence of the Sub-Advisers, the Board was satisfied that PCM’s level of profitability from its relationship with the Fund would be reasonable.

Conclusion.  The Board having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure was reasonable and that approval of the Agreement is in the best interests of the Trust and the shareholders of the Fund.

Approval of Sub-Advisory Agreements

In connection with the Meeting, the Board of the Trustees discussed the approval of the sub-advisory agreements between Caerus Global Investors, LLC (“CGI”), Inflection Partners, LLC (“IP”), M.A. Weatherbie & Co., Inc. (“MAW”), Open Field Capital, LLC (“OFC”), Sonica Capital, LLC (“SC”), Turner Investments, LP (“TI”), ISF Management, LLC (“ISF”) (each a “Sub-Adviser”) and PCM, with respect to the Fund (each a “Sub-Advisory Agreement” and collectively the “Sub-Advisory Agreements”).  In considering the Sub-Advisory Agreements, the Board received materials specifically relating to each Sub-Advisory Agreement.

Caerus Global Investors (“CGI”)

Nature, Extent & Quality of Services.  The Board noted that CGI has been managing the assets and servicing high net worth individuals, family offices, fund of funds, institutions, and pensions since 2009, and currently CGI manages approximately $220 million. The Board discussed the fact that the key personnel combine to have decades of financial industry experience coming from large investment banks, money managers, and finance and accounting. The Board also noted that the strategy CGI employs is equity long/short seeking high returns through low net exposure and low volatility, based on in-depth fundamental research in various sectors when selecting investments.  They viewed positively the Sub-Adviser’s representation that it will monitor risk limitations in real time to ensure compliance with maximum exposure levels set by the adviser through computer software designed for this purpose. Also noted by the Board is that CGI has not been involved in any litigation or administrative actions for the past 12 months. The Board concluded that CGI has the potential to provide quality service to the Fund and its shareholders.

Performance.  The Board reviewed performance data CGI provided with respect to two separately managed accounts being managed pari passu to their flagship hedge fund and noted that the performance of the account with the longest track record (August 2009) was good (1 year performance of 7.78% and inception to date performance of 14.59%), but it underperformed vs. the S&P 500 Index which returned 16.45% and 65%, respectively.  The Trustees discussed CGI’s explanation for the large variance, which referred to the timing of the 2009 recovery, and that GCI employs a strategy that has low net exposure and low volatility. In order to take full advantage of the market recovery, the portfolio needed exposure to high volatility.  The Board concluded that CGI has experienced knowledgeable personnel to deliver positive performance to the Fund and shareholders.

Fees & Expenses.  CGI proposed a management fee of 1.25% to the Adviser, where retail mutual fund clients can gain access to a hedge fund strategy that CGI currently charges its clients a 2% management fee plus 20% performance fee.  Given that participating in a hedge fund strategy is much more costly, the Board concluded that the sub-advisory fee is reasonable.

Inflection Partners, LLC (“IP”)*

Nature, Extent & Quality of Services.  The Board noted that the Sub-Adviser, IP, has managed a hedge fund that employs a long/short equity strategy since 2005. The Board noted that IP has been the Sub-Adviser to a hedged mutual fund since 2010 and recently became a sub-adviser to two other funds.  The Trustees reviewed with approval that the key personnel at IP each have about 20 years or more experience in the financial industry, encompassing portfolio management, trading and compliance.  The Trustees noted that the Sub-Adviser will perform fundamental research on equity related securities within the telecommunications, media and technology sectors, and seeks to identify the market consensus viewpoint on the security, develop a differentiated point of view that the research team does not believe is reflected in the current market valuation of the security in order to find opportunities for growth in long investments or flawed/broken businesses in short investments.  It was also noted by the Trustees that the Sub-Adviser has not had any litigation or ompliance issues during the past 12 months.  The Board concluded that the Sub-Adviser has the resources to provide quality service to the Fund and shareholder.

Performance.  The Board noted that the hedge fund managed by IP returned 2.1% over the past year, 24.1% over 5 years, and 68.1% since inception 2005, outperforming the benchmark, HFRX Equity Hedge Index which, over the same time period, returned 1.0%, -26.4% and -10.9%, respectively.  The Board also noted that using the S&P 500 as a benchmark which returned for 1 year 30.2%, for 5 years 5.2% and 39.5% since 2005, the Trustees observed that IP underperformed the 1 year and their 2005 inception date, but outperformed over 5 years.  The Board concludes that IP has the ability and potential to deliver positive performance to the Fund and shareholders.

Fees & Expenses.  IP proposed a management fee of 1.00% to the Adviser.  The Trustees viewed as favorable the fact that the Fund’s retail investors will gain access to a hedge fund strategy that IP currently charges their clients a management fee of between 1% and 1.5%.  Because the Fund gives an opportunity to participate in a hedge fund strategy within a mutual fund with a management fee that is lower than typical hedge fund, the Board concluded that the Sub-Adviser fee is reasonable and a benefit to the Fund and shareholders.

M.A. Weatherbie & Co., Inc. (“MAWCO”)

Nature, Extent & Quality of Services.  The Board noted that sub-adviser, MAWCO, founded in 1995, is an independent, employee owned firm whose objective is to provide superior service and returns to their clients by providing specialized growth equity investment management in the small cap asset class.  The Trustees noted that besides managing accounts for high net worth clients, MAWCO manages two hedge funds, the Weatherbie Growth Fund and the Weatherbie Long/Short Fund.  The Trustees agreed that the resources of a larger firm like MAWCO, with approximately $993 million in assets under management could be a benefit to the Fund’s shareholders.  The Trustees reviewed the background of the 9 principals of the firm and noted that they all have impressive educational backgrounds and financial management experience, each bringing their own specialty to the firm. The Board also noted the Sub-Adviser will employ a multiple investment manager style rather than a single portfolio manager.  The Board concluded that the Sub-Adviser, MAWCO, has the experience and resources to provide quality service to the Fund and shareholders.

Performance.  The Board noted that the strategy the Adviser will require the Sub-Adviser to execute will be very similar to one of the hedge funds the Sub-Adviser manages, the Weatherbie Long/Short Fund which returned 9.6% over the past year, 9.5% over the past 5 years and 11.7% since inception July 2006, which outperformed the benchmark HFRI Equity Index which returned 7.5% for 1 year, -0.4% for 5 years and 2.2% since July 2006. The Board concluded that based on the financial expertise the Sub-Adviser’s principals, MAWCO has the ability to deliver positive results to the Fund and the shareholders.

Fees & Expenses.  The Board noted that the Sub-Adviser will charge a management fee of 1.25%, the same management fee they charge for another sub-advisory arrangement. The Trustees also noted that MAWCO charges one hedge fund a 1% management fee plus a 20% incentive performance fee until the client’s assets reach $30 million, then the management fee increases to 1.5% plus a 20% incentive performance fee.  Considering PCM will receive the advantages this long/short hedge fund strategy for 1.25%, the Board concluded that the Sub-Adviser fee is reasonable.

Open Field Capital, LLC (“OFC”)**

Nature, Extent & Quality of Service.  The Board noted that the Sub-Adviser, OFC, was established in 2004 with 4 principals who have worked together for between 15 and 22 years. The Trustees agreed that OFC’s focus on the emerging technology sector could be a benefit to the Fund.  The Trustees noted that OFC manages approximately $74 million for a family office, a venture fund of funds and high net worth individuals. The Board acknowledged that the principals of OFC bring expertise in research, portfolio management and risk management and that an investment committee will meet regularly and conduct daily monitoring to discuss developments related to companies in the portfolio.  The Board noted that OFC has had no material compliance issues in the past 12 months.  The Board concludes that the Sub-Adviser, OFC, has the ability and resources to provide quality service to the Fund and its shareholders.

Performance.  The Board noted that the Sub-Adviser will be managing assets allocated by the Adviser using the same strategy employed to manage an off-shore master-feeder fund. This strategy returned 7.96% over one year, 9.33% over 5 years and 10.59% since inception February 2004. Compared to the benchmark used the NASDAQ Composite, the strategy underperformed the one year by 21% but outperformed the 5 year by 6.43% and outperformed since inception February 2004 by 5.74%.  The Board concluded that the Sub-Adviser, OFC, has the ability and potential to deliver positive returns from the emergency technology sector to the Fund and its shareholders.

Fees & Expenses.  The Board noted that the Sub-Adviser will charge the Adviser a management fee of 1%.  This compares favorably to what OFC charges their own clients for asset management services which range from 1.0% for long only strategies, 1.0% management fee plus a 20% incentive allocation fee up to 1.5% management fee plus a 20% incentive allocation fee for other strategies.  In considering the facts provided, the Board concluded that the sub-advisory fee is reasonable.

Sonica Capital, LLC (“SC”)

Nature, Extent & Quality of Service.  The Board noted that the Sub-Adviser commenced operations as an investment adviser in November 2008, and that they manage a fundamental long/short US equity hedge fund with approximately $49 million in assets under management that focuses on mid and large capitalization equities of companies within the US consumer, technology, media and telecommunications and industrials sectors.  The Trustees noted that the key professionals at SC have many years of expertise in portfolio management, trading, research, marketing and investor relations and operations, accounting, and compliance.  It was also noted that there have been no compliance issues at SC within the past 12 months. The Board concludes that SC has the expertise in these sectors and the potential to deliver quality service to the Fund and its shareholders.

Performance.  The Board noted that the Sub-Adviser using a benchmark of the S&P 500 underperformed the one year 16.99% vs. S&P’s 30.21% and since inception Nov 2008 11.51% vs. S&P’s 13.16%.  The Board agreed that while this was an underperformance against the benchmark, these are still satisfactory returns based on the narrow sector focus.  The Board concluded that the Sub-Adviser has the potential and expertise to deliver satisfactory returns to the Fund and its shareholders.

Fees & Expenses.  The Board notes that the Sub-Adviser will charge the adviser a management fee of 1%.  This compares favorably to the management fee SC charges hedge fund clients which is a 2% management fee plus a 20% incentive fee.  The Board concluded that access to a hedge fund strategy benefits the Fund and shareholders, and therefore, the Sub-Adviser fee is considered reasonable.

Turner Investments, LP (“TI”)

Nature, Extent & Quality of Service.  The Board noted that the Sub-Adviser has been managing assets since March 1990, and currently has approximately $11.6 billion under management for institutions and high net worth individuals invested in long only and long/short domestic, global, and international equity strategies focused in the areas of energy, materials, and utilities. The Trustees noted the Sub-Adviser will provide investment management, compliance, and risk management, consistent with the guidelines set by the Adviser, PCM.  The Board reviewed the backgrounds of the key personnel at TI and noted they have impressive academic credentials and many years of financial industry experience.  The Trustees reviewed and discussed the results of a recent routine regulatory examination.  The Board concludes that the Sub-Adviser has the personnel and experience to deliver quality service to the Fund and its shareholders.

Performance.  The Board noted that TI will be utilizing its Global Resources and Infrastructure strategy which returned 0.65% over the past 1 year and 6.92% since inception January 2009.  Compared to the benchmark used, (the S&P 500) this strategy underperformed significantly. The S&P returned 30.17% and 15.74% over the same time periods. The Trustees agreed that the S&P 500 is not a perfect benchmark for this sector focused strategy.  The Board concluded that based on all of the Sub-Advisers past accomplishments, they have the potential to deliver positive performance to the Fund and its shareholders.

Fees & Expenses.  The Board notes that the Sub-Adviser will charge a management fee of 1.10%. This compares favorably to Turner’s management fee of 1% plus 20% incentive fee for their other accounts (for which they act as adviser, not sub-adviser).  The Board concluded that having access to a hedge fund strategy has the potential to benefit the Fund and its shareholders, therefore, the Sub-Adviser management fee is considered reasonable.

ISF Management LLC (“ISF”)

Nature, Extent and Quality of Service.  The Board noted that the Sub-Adviser, IFS, founded in August 2000 manages a long/short equity hedge fund with assets of about $64 million. The Trustees also noted that IFS acts in a sub-advisory capacity for another registered mutual fund with about $48 million under management.  The Trustees also noted that the key personnel at IFS have many years of industry experience with skills in portfolio management, securities analysis, client relations, compliance and operations. They discussed that the Sub-Adviser will focus on sub-adviser equity securities of domestic corporations, identifying potential investments using research and analysis of those securities, determine the size, weighting and overall exposure of the portfolio. The Board concluded that the Sub-Adviser has the ability to deliver quality service to the Fund and its shareholders.

Performance.  The Board discussed the performance of the hedge fund managed by IFS and agreed that the long term performance was good.  The Board discussed the performance of the sub-advised mutual fund, noting that the fund’s 1 year performance of 10.1% and since inception performance of 16.9% exceed the benchmark returns of 3.6% for 1 year and 5.7% since inception.  The Board concluded that based on the Sub-Adviser’s prior performance there is a decent indication that IFS can potentially deliver positive returns to the Fund and its shareholders.

Fees & Expenses.  The Board notes that the adviser proposed to pay the Sub-Adviser a management fee of 1.0%. The Trustees noted that this compares favorably to IFS’s management fee of 1% plus 20% of profits for their hedge fund, as well as the 1% management fee to sub-advise the mutual fund it currently manages.  The Board concluded that having access to a hedge fund strategy at a lower management fee than hedge fund clients has the potential to benefit the Fund and its shareholders, and therefore, the Sub-Adviser fee appears reasonable.

ALL SUB-ADVISERS

Economies of Scale.  Based on the anticipated size of the Fund and the fact that only a portion of the Fund’s assets will be allocated to each sub-adviser, the Trustees concluded that meaningful economies of scale will not be realized during the initial term of the agreement. They further considered it may also be difficult for a quality sub-adviser utilizing a hedge fund strategy on a portion of the Fund to consider breakpoints due to competitive considerations. However, it was noted to the Board by the Adviser, PCM, that as the fund grows, and if the Sub-Advisers or adviser achieve economies of scale, the adviser would be willing to evaluate the implementation of breakpoints. The Trustees noted that it would be in the adviser’s best interests to negotiate breakpoints if possible, because lower fees improve performance and assist in asset gathering. The Board agreed it will monitor and address at the appropriate time.

Profitability.  The Board considered the anticipated profits to be realized by each sub-adviser in connection with the operation of Persimmon and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that because of the anticipated asset levels during the initial term of the agreement and the assets allocated to each sub-adviser by the adviser, the Board was satisfied that each sub-adviser’s level of profitability from its relationship with the Fund would be reasonable.

Conclusion. Having requested and received such information from each Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the fee structure is reasonable and that approval is in the best interests of the Trust and the future shareholders of the Fund.

*  Effective September 9, 2013 IP no longer manages any portion of the assets of the Fund, and PCM does not expect to allocate any of the Fund’s assets to IP to manage in the future.

** Effective September 30, 2013 OFC no longer manages any portion of the assets of the Fund, and PCM does not expect to allocate any of the Fund’s assets to OFC to manage in the future.

Persimmon Long/Short Fund

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Vincentini 1940	Trustee, Chairman	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	18	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).
Mark H. Taylor*** 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc.   (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).

Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996 – 2008).	18	Lifetime Achievement Fund, Inc. (February 2012 to April 2012)

Persimmon Long/Short Fund

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2013

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (Law Firm, since 2008); Legal Consultant, Jensen Consulting (2004-2008).	18

Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (since December 2007); Lifetime Achievement Fund, Inc. (since February 2012).

John V. Palancia 1954	Trustee	Since February 2012, Indefinite	Retired (since 2011); Formerly, Director of Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975 - 2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since June 2012); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Northern Lights Fund Trust (December 2011); Northern Lights Variable Trust (December 2011

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

** The "Fund Complex" includes the following registered management investment companies in addition to NL III: Northern Lights Fund Trust, and Northern Lights Variable Trust.

*** Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex.  On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee.  To settle the SEC’s charges, GFS and NLCS each agreed to pay $50,000 penalties, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order.  The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions.  There were no allegations that shareholders suffered any monetary harm.  The SEC charges were not against the Adviser or the Funds.

Persimmon Long/Short Fund

TRUSTEES AND OFFICERS (Unaudited)

September 30, 2013

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite

Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 – 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 – 2008).

James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary	Since February 2012, indefinite

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President of Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

William Kimme 1963	Chief Compliance Officer	Since February 2012, indefinite	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

The Fund's Statement of Addition Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-233-8300.

PRIVACY NOTICE

Rev. April 2012

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■

Social Security number and income

■

assets, account transfers and transaction history

■

investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-493-4603

Page 2

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■

open an account or give us contact information

■

provide account information or give us your income information

■

make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates’ everyday business purposes—information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-233-8300 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-233-8300.

INVESTMENT ADVISOR

Persimmon Capital Management, LP

1777 Sentry Parkway West

Gwynedd Hall, Suite 102

Blue Bell, PA 19422

SUB-ADVISORS

Caerus Global Investors, LLC

Sonica Capital, LLC

712 5th Ave, 19th Floor

400 Madison Ave

New York, NY 10019

New York, NY 10017

ISF Management, LLC

Turner Investments, LP

767 Third Ave, 39th Floor

1205 Westlakes Drive, Suite 100

New York, NY 10017

Berwyn, PA 19312

M.A. Weatherbie & Co., Inc.

265 Franklin Street, Suite 1601

Boston, MA 02110

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 – $13,000

2012 – N/A

(b)

Audit-Related Fees

2013 – None

2012 – N/A

(c)

Tax Fees

2013 – $3,500

2012 – N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 – N/A

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

N/A

Tax Fees:

0.00%

N/A

All Other Fees:

0.00%

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $3,500

2012 – N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/13

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

12/9/13